UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2003

Essex Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-13106

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

925 East Meadow Drive
Palo Alto, California    94303
(Address of principal executive offices including zip code)

(650) 494-3700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Other Exhibits

(c) Exhibits

The exhhibit listed below is being furnished with this Form 8-K.

Exhibit Number	Description
99.1	Press Release issued by Essex Property Trust, Inc. dated April 30, 2003

Item 9. Regulation FD Disclosure

This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with the Securities and Exchange Commission Release No. 33-8216.

On April 30, 2003, Essex Property Trust, Inc. issued a press release announcing earnings results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

Date: April 30, 2003

Essex Property Trust, Inc.

By:	/s/ Michael J. Schall

Michael J. Schall
Chief Financial Officer

EXHIBIT INDEX
Exhibit	Description
99.1*	Press release dated April 30, 2003

*    Also provided in PDF format as a courtesy.